Exhibit 10.6(j)

RECEPTION#: 2016001835, 03/17/2016 at 03:44:57 PM, 1 OF 5, R $31.00, Additional Names Fee: , , Doc Code:AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

When recorded return to:

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, Suite 2200
Denver, Colorado  80202
Attention:  Gregory A. Vallin, Esq.

NINTH AMENDMENT TO LEASE AND OPERATING AGREEMENT

THIS NINTH AMENDMENT TO LEASE AND OPERATING AGREEMENT (this "Ninth Amendment") is made effective as of March 15, 2016 by and between INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation ("Tenant") and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation ("Landlord"). All recording references contained herein are to the real estate records maintained by the Office of the Clerk and Recorder for Grand County, Colorado (the "Records").

A.         WHEREAS, Landlord and Tenant entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002-014286, as amended by that certain Lease Exhibits Modification Agreement dated as of December 20, 2002, and recorded on December 23, 2002, in the Records at Reception No. 2002-014287, as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005109, as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005110, as further amended by that certain First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded on July 9, 2004, in the Records at Reception No. 2004-008216, as further amended by that certain Second Amendment to Lease and Operating Agreement dated May 4, 2009, recorded May 6, 2009, in the Records at Reception No. 2009-004056, as further amended by that certain Third Amendment to Lease and Operating Agreement dated May 4, 2009, recorded on May 6, 2009, in the Records at Reception No. 2009-004072, as further amended by that certain Fourth Amendment to Lease and Operating Agreement dated January 30, 2013, recorded January 30, 2013, in the Records at Reception No. 2013-000928, as further amended by that certain Fifth Amendment to Lease and Operating Agreement dated April 10, 2013, recorded April 11, 2013, in the Records at Reception No. 2013-003277, as further amended by that certain Sixth Amendment to Lease and Operating Agreement dated September 30, 2013, recorded October 30, 2013 in the Records at Reception No. 2013-009203, as further amended by that certain Seventh Amendment to Lease and Operating Agreement dated January 31, 2014, recorded February 3, 2014 in the Records at Reception No. 2014000545, and as further amended by that certain Eighth Amendment to Lease and Operating Agreement dated November 26, 2014, recorded December 4, 2014 in the Records at Reception No. 2014008082 (as amended, the "Lease Agreement");

F0539686

RECEPTION#: 2016001835, 03/17/2016 at 03:44:57 PM, 2 OF 5 Doc Code:AGR,Sara L. Rosene, Grand County Clerk and Recorder, Colorado

B.          WHEREAS, IW/WP Building Six - Vintage Development Company, LLC, a Delaware limited liability company and an affiliate of Tenant ("IW/WP Building Six-Vintage Development), as landlord, is leasing real property to Landlord, as tenant, pursuant to that certain North Bench Parking Lease Agreement, dated as of even date with this Ninth Amendment (the "North Bench Parking Lease") to be used for certain parking spaces which are designated as "Resort Operations Space" pursuant to that certain Amended and Restated Option Agreement, dated January 15, 2008, as amended, along with vehicular access to such Resort Operations Space from the public right-of-way, pedestrian and vehicular access across the Resort Operations Space and, pedestrian and Winter Park Resort operations vehicular access from the Resort Operations Space across the ramp and bridge located on Tract 49 of the Development Parcel crossing the Moffat Tunnel to the Winter Park Resort, passenger loading and unloading areas, other temporary, non-ski season uses that are incidental to the Resort operations, and no other uses.

C.          WHEREAS, pursuant to Section 2.5 of the Lease Agreement "Additional Leased Assets" are leased back to Tenant. Given the nature of the North Bench Parking Lease, the Leased Premises as defined in the North Bench Parking Lease is automatically deemed an "Additional Leased Asset" under the Lease Agreement upon the execution of the North Bench Parking Lease. However, to properly allow for its inclusion as collateral in certain of the Agreed-Upon Indebtedness Documents, the Parties desire to herein specifically designate the Leased Premises under the North Bench Parking Lease as an Additional Leased Asset.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.	Exhibit S. The following is added to Exhibit S of the Lease Agreement and shall be deemed an Additional Leased Asset under the Lease Agreement:

"The leasehold estate and all right, title and interests created or granted under the North Bench Parking Lease Agreement between IW/WP Building Six - Vintage Development Company, LLC, a Delaware limited liability company, as landlord, and Winter Park Recreational Association, a Colorado nonprofit corporation, as tenant, recorded on March ___' 2016 at Reception No.______, in the Office of the Clerk and Recorder for Grand County, Colorado, which leasehold estate covers the parcel of land described as follows:

PARCEL 1:
Two tracts of land situated in a portion of Township 2 South, Range 75 West, of the 6th Prime Meridian, County of Grand, State of Colorado, more particularly described as follows:

Tract 38A and Tract 40 according to the United States Department of the Interior Bureau of Land Management Plat accepted July 26, 1993;

EXCEPT from Tract 40 that portion thereof conveyed to the Town of Winter Park for "Old Town Drive" by Warranty Deed recorded February 10,  1998 at Reception  No.  98001153,  being  a  portion  of  Lot  1,  North  Bench  Minor Subdivision; AND

RECEPTION#: 2016001835, 03/17/2016 at 03:44:57 PM, 3 OF 5 Doc Code:AGR,Sara L. Rosene, Grand County Clerk and Recorder, Colorado
EXCEPT from Tract 40 that portion thereof conveyed to the Department of Transportation by Warranty Deed recorded February 4, 2002 at Reception No. 2002-001262;AND

EXCEPT from Tract 40 that portion thereof subdivided and described as "Lot 2" of the North Bench Minor Subdivision recorded November 28, 2007 at Reception No. 2007013610 ("Lot 2").

Such PARCEL 1 also being known as all of Parcel F identified on that certain survey prepared by Tim Shenk Land Surveying Inc. dated June 30, 2003 (the "Survey") except for Lot 2.

and

PARCEL 2:
Two tracts of land situated in a portion of Township 2 South, Range 75 West, of the 6th Prime Meridian, County of Grand, State of Colorado, more particularly described as follows:

Tract 38B and Tract 49 according to the United States Department of the Interior Bureau of Land Management Plat accepted December 11, 1996 and April 11, 1975;

EXCEPT from Tract 38B that portion thereof conveyed to the Department of Transportation, State of Colorado, by Warranty Deed recorded August 1, 2002 at Reception No. 2002-008001 and Tract of Land No. 2 REV. as described in Deed recorded February 25, 2002 at Reception No. 2002-002036; AND

EXCEPT from Tract 49 that portion thereof conveyed to the Town of Winter Park for Winter Park Drive by Deed recorded September 24, 2002 at Reception No. 2002-020123, being a portion of Lot 1, North Bench Minor Subdivision.

Such PARCEL 2 also being known as all of Parcel G identified on the Survey, except for Tract 45 according to the United States Department of the Interior Bureau of Land Management Plat accepted December 11, 1996 and April 11, 1975."

2.	Defined Terms. Any capitalized terms contained in this Ninth Amendment that are not defined herein shall have the meaning ascribed to them in the Lease Agreement.

3.	No Further Changes. All other terms and conditions of the Lease Agreement remain in full force and effect.

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RECEPTION#: 2016001835, 03/17/2016 at 03:44:57 PM, 4 OF 5 Doc Code:AGR,Sara L. Rosene, Grand County Clerk and Recorder, Colorado

The parties have executed this Ninth Amendment to Lease and Operating Agreement as of the date set forth below.

LANDLORD:

WINTER PARK RECREATIONAL
ASSOCIATION, a Colorado nonprofit corporation

BY:	/s/ William Pruter
Name:	William Pruter
Its:	Vice President

STATE OF COLORADO	)
) ss.
COUNTY OF Denver	)

The foregoing instrument was acknowledged before me this 14th day of March, 2016 by William Pruter, as Vice President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

Witness my hand and official seal.

My commission expires:	01.15.2019

barb a. smith
Notary Public
State of Colorado
NOTARY ID # 19974188346	Barb A. Smith
My Commission Expires January 15, 2019	Notary Public

[ADDITIONAL SIGNATURE ON FOLLOWING PAGE]

RECEPTION#: 2016001835, 03/17/2016 at 03:44:57 PM, 5 OF 5 Doc Code:AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

TENANT:

INTRAWEST/WINTER PARK OPERATIONS CORPORATION,
a Delaware corporation

BY:	/s/ Gary DeFrange
Name:	Gary DeFrange
Its:	President and Chief Operating Officer

STATE OF COLORADO	)
) ss.
COUNTY OF Grand	)

The foregoing instrument was acknowledged before me this 15th day of March, 2016 by Gary DeFrange, as President and Chief Operating Officer of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

Witness my hand and official seal.

My commission expires:	5/27/2019

HEATHER J RUTH
Notary Public
State of Colorado	Heather Ruth
Notary ID 20114032607	Notary Public
My Commission Expires May 27,2019